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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  JULY 2, 2001



                               FLORIDA BANKS, INC.
               (Exact Name of Registrant as Specified in Charter)



           FLORIDA                     0-24683                  58-2364573
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)




               5210 BELFORT ROAD
                   SUITE 310
             JACKSONVILLE, FLORIDA                                     32256
(Address of Principal Executive Offices)                            (Zip Code)



       Registrant's telephone number, including area code: (904) 332-7772


                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)




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ITEM 5.           OTHER EVENTS

         This Current Report on Form 8-K is being filed to disclose the press release issued by the Registrant on July 2, 2001. The press release, which is filed as Exhibit 99.1 hereto, was to announce the sale of $6.8 million of the Registrant's Series B Preferred Stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           99.1 The press release of Registrant, dated July 2, 2001, announcing the completion of the sale of the Series B Preferred Stock.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FLORIDA BANKS, INC.

                                    By: /s/ CHARLES E. HUGHES, JR.
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                                             Charles E. Hughes, Jr.
                                        President and Chief Executive Officer

July 3, 2001



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1              The press release of Registrant, dated July 2, 2001,
                  announcing the sale of the Series B Preferred Stock.




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